SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       Date of report:  March 20, 1997

                            US Airways Group, Inc.
                       (Commission file number: 1-8444)

                                     and

                               US Airways, Inc.
                       (Commission file number: 1-8442)
           (Exact names of registrants as specified in their charters)

               Delaware               US Airways Group, Inc. 54-1194634
       (State of Incorporation        US Airways, Inc.       53-0218143
         of both registrants)         (I.R.S. Employer Identification Nos.)

                            US Airways Group, Inc.
                   2345 Crystal Drive, Arlington, VA  22227
                  (Address of principal, executive offices)
                                (703) 872-5306
                       (Registrant's telephone number)

                               US Airways, Inc.
                   2345 Crystal Drive, Arlington, VA  22227
                  (Address of principal, executive offices)
                                (703) 872-5306
                       (Registrant's telephone number)

          Item 5.  Other Events

               On March 14, 1997, US Airways Group, Inc. received a letter from British Airways Plc, which is attached hereto as Exhibit 99.1.


          Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

             Designation                 Description

               99.1        Letter, dated March 14, 1997, from
                           British Airways Plc to US Airways
                           Group, Inc.


                                  SIGNATURES

               Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                         US Airways Group, Inc.

          Date: March 20, 1997    By:  /s/ Lawrence M. Nagin
                                       ------------------------------
                                            Lawrence M. Nagin
                                        Executive Vice President,
                                       Corporate Affairs & General
                                                 Counsel

                                             US Airways, Inc.

          Date: March 20, 1997    By:  /s/ Lawrence M. Nagin
                                       -------------------------------
                                            Lawrence M. Nagin
                                        Executive Vice President,
                                       Corporate Affairs & General Counsel


                                EXHIBIT INDEX

          Designation           Description               Page

              99.1    Letter, dated March 14, 1997,        N/A
                      from British Airways Plc to US
                      Airways Group, Inc.